P R I N C I P L E S   T H A T   E N D U R E
Northern Trust Corporation
Michael G. O’Grady
Executive Vice President &
Chief Financial Officer
Credit Suisse Financial Services Forum
February 13, 2013
EXHIBIT 99.1
© 2013 Northern Trust Corporation
Service Expertise Integrity
northerntrust.com

2 Credit Suisse Financial Services Forum
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, capital adequacy, dividend policy, expansion and business development plans, risk management policies, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including allowance levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters
(including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of
Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties.
Our 2011 annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern
Trust disclaims any continuing accuracy of the information provided in this presentation after today.

INTEGRATED OPERATIONS & TECHNOLOGY PLATFORM
ASSET MANAGEMENT
WORLD CLASS CLIENT SERVICE
INSTITUTIONAL CLIENTS
PERSONAL CLIENTS
ASSET SERVICING
WEALTH MANAGEMENT
BANKING
STRONG BALANCE SHEET

Northern Trust

3 Credit Suisse Financial Services Forum
A Highly Focused Business Model
Northern Trust Corporation is a global leader in asset servicing, asset management, wealth management and banking for personal and institutional clients.
Pension funds
Fund managers
Insurance
Foundations
Endowments
Sovereign
wealth funds
Individuals
Families
Family offices
Family foundations
& endowments
Privately held
businesses
Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Distinctive Financial Strength
3 Credit Suisse Financial Services Forum

4 Credit Suisse Financial Services Forum
High-touch trust,
investment management
and banking solutions.
Global Family
Office
Wealth Advisory
Private Client
$1 MM
$20 MM
$200 MM
Comprehensive,
advice-driven financial
solutions
through an integrated
team of specialists.
Personal Clients
Delivering Advice-based Solutions to our Target Markets
Teams of specialists are structured to serve three key segments.
Sophisticated asset
servicing solutions for
families with 3
rd
party
investment
consultants.
4 Credit Suisse Financial Services Forum
Complexity

5 Credit Suisse Financial Services Forum
Custom asset
allocation
Comprehensive
investment
capabilities
Broad menu of
outside managers
Brokerage
services
Deposit services
Custom
financing
Stock option
lending
Personal Clients
Comprehensive Capabilities Few Firms Can Match
Customized
investment
objectives
and strategic
asset allocation
Manager
selection and
oversight
Asset servicing
and
administration
Family education
and governance
Family business
Non-financial
asset
management
Cash flow
analysis
Debt
management
Tax planning
Retirement
planning
Wealth transfer
planning
Trust and estate
services
Philanthropic
advisory
services
Securities
custody
Services are tailored to client needs and goals.
Financial
Planning
Investment
Management
Private and
Business
Banking
Trust & Estate
Services
Advisory
Services
Foundation and
Institutional
Advisors

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Personal Clients
Strong Growth Across Segments
Private Client & Wealth Advisory
Assets Under Management
($ Billions)
S&P 500
Private Client & Wealth Advisory Fees
Global Family Office
Assets Under Custody
($ Billions)
S&P 500
Global Family Office Fees
Non-managed
Managed
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$87
$91
$95
$107
$118
$103
$114
$123
$140
$156
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
$85
$101
$114
$160
$195
$168
$196
$222
$227
$270
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

North America

Europe, Middle East & Africa

Asia Pacific

Northern Trust

7 Credit Suisse Financial Services Forum
Providing solutions to asset owners and asset managers around the world.
Institutional
Investor Group
(IIG)
Global
Fund Services
(GFS)
Pension plans
Insurance
Sovereign wealth funds
Foundations
Endowments
Traditional funds
Hedge funds
Fund of funds
Exchange Traded Funds
Institutional Clients
Serving Select Institutional Segments
Segments Regions

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Institutional Clients
A Broad Range of Solutions
Asset
Administration
Fund accounting
Transfer agency
Corporate
secretarial/trustee
Valuations
Investment
operations
outsourcing
Investment
Management
Short duration
Global index
Active
Investment
outsourcing
Liability driven
investing
Multi-manager
Transition
management
Asset
Processing
Custody
Safekeeping
Settlement
Derivatives and
collateral
processing
Income collection
Corporate actions
Tax reclamation
White label
reporting
Valuation analytics
Performance
analytics
Risk monitoring
and reporting
Trade execution
analysis
Asset
Reporting
Asset
Enhancement
Cross-border
pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Offering an array of asset servicing and asset management services.

$1.9
$2.3
$2.7
$3.3
$3.8
$2.7
$3.3
$3.7
$3.9
$4.4
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

$242
$274
$284
$315
$339
$316
$368
$390
$394
$473
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Northern Trust

9 Credit Suisse Financial Services Forum
Institutional Clients
A Distinctive Record of Global Growth
Corporate & Institutional Services
Assets Under Custody
($ Trillions)
MSCI World Index
Custody & Fund Admin Fees
Corporate & Institutional Services
Assets Under Management
($ Billions)
Institutional Asset Mgmt Fees
1
Excludes Securities Lending collateral
MSCI World Index
1

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Trends Impacting our Businesses
Global wealth creation
Globalization/cross-border investing
Expanding use of alternative assets
Shift from active to passive management
Increased regulation
Focus on risk management
Demand for transparency
Back and middle office outsourcing
Historically low interest rates
Low foreign exchange volatility
Low securities lending demand
Equity markets reflecting increased risk
appetite
Secular Trends Cyclical Trends

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Revenue
Enhancements
Process
Optimization
Technology
Efficiency
Corporate-wide
Initiatives
Driving Performance
Improving Profitability and Returns
Surpassed 2012 goal of more than half of
$250 million target
2012 benefits were split roughly 40%/60%
between revenue and expense
Improved 2012 pre-tax margin by
approximately 375 basis points and return
on equity by approximately 150 basis points
On target to achieve $250 million of pre-tax
benefit in 2013

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Revenue Trends and Drivers
Total Revenue (FTE
1
)
$ in millions
-2%
+10%
-36%
+11%
+10%
+1%
-15%
+4%
Trust, Investment and
Other Servicing Fees
Other Noninterest
Income
Net Interest Income
Trust Fees
FX Trading Income
Net Interest Income
+3%
+3%
$2,082
$2,170
$2,406
$382
$325
$206
$265
$267
$294
$958
$1,049
$1,031
$3,687
$3,810
$3,937
2010 2011 2012
FX Trading Income
New business
Market values
Activity levels
Currency volatility
Volume
Client deposit levels
Earning asset mix
Interest rates
(FTE
1
)
1
Net interest income and total revenue stated on an FTE basis are non-GAAP financial measures. A reconciliation of these measures to reported results prepared in accordance with U.S. GAAP is included in the Appendix on page 17.

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Expense Trends and Drivers
$ in millions
Total Noninterest Expense
+2%
-4%
+12%
-4%
0%
+16%
+13%
+8%
+14%
+20%
+13%
+3%
Outside Services
Compensation & Benefits
Equipment & Software
Occupancy
Other
Compensation & Benefits
Outside Services
Equipment & Software
Other
$1,346
$1,525 $1,526
$460
$553
$529
$287
$328
$367
$168
$181
$174
$237
$244
$283
$2,498
$2,831
$2,879
2010 2011 2012
New business
Productivity
Global operating model
New business
Market levels
Regulatory environment
New business
Ongoing investment
Includes business promotion, staff-related
costs, and account servicing charges

14 Credit Suisse Financial Services Forum
Primary Financial Levers
Maximize other revenue in context of
macroeconomic environment
Grow trust fees through new business
Improve productivity by managing expenses
relative to trust fees
Utilize capital efficiently
Focused on driving growth and higher returns.
Return on
Equity

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Strategically Positioned for Growth
Market Leader in Focused Businesses
Strong History of Organic Growth
Focused on Driving Performance
Distinctive Financial Strength

Appendix northerntrust.com © 2013 Northern Trust Corporation Service Expertise Integrity P R I N C I P L E S T H A T E N D U R E

17 Credit Suisse Financial Services Forum
Reconciliation of Non-GAAP Financial Measures
The following table presents a reconciliation of interest income and net interest income prepared in accordance with GAAP to interest income and net interest income on a fully taxable equivalent
(FTE) basis, a non-GAAP financial measure. Management believes this presentation provides a clearer indication of net interest margins for comparative purposes.
($ In Millions) Reported FTE Adj. FTE Reported FTE Adj. FTE Reported FTE Adj. FTE
Interest Income $1,287.7 $40.8 $1,328.5 $1,408.6 $40.2 $1,448.8 $1,296.7 $39.1 $1,335.8
Interest Expense 297.4 – 297.4 399.5 – 399.5 378.0 – 378.0
Net Interest Income 990.3 $40.8 $1,031.1 1,009.1 $40.2 $1,049.3 918.7 $39.1 957.8
Net Interest Margin 1.18% 1.22% 1.22% 1.27% 1.35% 1.41%
Total Revenue $3,896.1 $40.8 $3,936.9 $3,769.9 $40.2 $3,810.1 $3,647.7 $39.1 $3,686.8
Twelve Months Ended
December 31, 2012 December 31, 2010 December 31, 2011
$ $ $ $